Restricted Cash	12 Months Ended
Dec. 31, 2023
Receivables [Abstract]
Restricted Cash

Note 8 – Restricted Cash

On May 7, 2021, the Company entered into a secured loan agreement (“Loan Agreement”) with EnWave Corporation (“EnWave”) that was partially collateralized with a cash pledge in the amount of $125,000, which was subsequently supplemented by a Guarantee Agreement, dated November 22, 2021, in which the cash pledge was increased to $235,750 to cover EnWave’s responsibility for additional Value Added Taxes (“VAT”). On May 25, 2023, the pledged funds were released to the Company, net of a finance cost of $2,082.

The following table provides a reconciliation of cash and restricted cash reported within the balance sheets that sum to the total of the same such amounts shown in the statements of cash flows:

	December 31,
	2023	2022
Cash	$657,789	$312,697
Restricted cash	-	235,750
Total cash and restricted cash shown in the statement of cash flows	$657,789	$548,447